UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08966

Legg Mason Capital Management Growth Trust, Inc.

(Exact name of Registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: October 31

Date of reporting period: April 30, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

April 30, 2010

Investment Commentary and

Semi-Annual Repor t

Legg Mason Capital Management

Growth Trust, Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Capital Management Growth Trust, Inc.

Fund objective

The Fund seeks long-term growth of capital.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Growth Trust, Inc. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

Investment commentary

Market overview

The current bull market celebrated its first birthday on March 9, 2010 but with little fanfare. The Wall Street Journal wrote a subdued front page story on the event, but the New York Times and Financial Times barely made note of it. This strikes us as odd, and probably quite bullish, since the twelve-month return of the S&P 500 Index i from March 9, 2009 (+72.29%) was the best in over seventy years. Instead of sporting party hats, many observers seem more inclined to fret about when the next correction might begin. Michael Santoli’s March 15, 2010 Streetwise column in Barron’s entitled “Is Another Market Pullback Near?” exemplified the cautious mood, failing to even mention the fact that the bull’s first birthday had occurred in the previous week.

One would think that following such a bountiful year in the equity market, investors would be positively giddy with excitement. Nothing could be further from the truth. Anecdotal evidence from discussions with a number of friends who are financial advisors reveals that most investors remain very nervous and highly skeptical of the market’s recovery. Flow of funds data support the same conclusion, as flows into U.S. equity funds have only recently turned modestly positive, after being hugely negative all last year, while flows into bond funds have been massive.

In early 2009, in many respects, it required a considerable leap of faith to be bullish on equities. Among other things, one had to believe that frozen credit markets would thaw, that gapping credit spreads would normalize, that the banking system would survive and that the sickening year-long decline in global equity markets would one day end. Many investors were unwilling or unable to make that leap of faith and, as a consequence, have missed one of the most powerful upswings in stock market history.

In our judgment, no such leap of faith is required today to be bullish on equities. An objective evaluation of the available evidence should be sufficient to do so, in our opinion. Credit markets have healed, credit spreads have narrowed and the banking system has been recapitalized. Most economic indicators point to recovery and corporate profits have snapped back strongly. So far, for many investors the evidence has not been sufficient to persuade them to be bullish.

We believe most investors remain far too pessimistic about the outlook for equities. The economy is clearly in recovery, corporate earnings are booming and stocks are not expensive. With the Federal Reserve Board (“Fed”)ii likely to be on hold until late this year due to moderating rates of core inflation, slack in the economy and continuing high rates of unemployment, we think we are in the sweet spot of the equity investment cycle. Stocks are clearly not as cheap as they were a year ago, but they are still attractive, in our view, especially relative to cash, which yields next to nothing, and bonds, which face the headwind of rising long-term interest rates. Rising long-term rates will ultimately pose a headwind for equities but, in the near term, powerful earnings growth will mitigate the damage in our view.

The Investment Commentary is not a part of the Semi-Annual Report.

Legg Mason Capital Management Growth Trust, Inc.	III

Investment results

Total returns for Legg Mason Capital Management Growth Trust, Inc. (the “Fund”) for various periods ended April 30, 2010 are presented below, along with those of comparative indices:

Average Annual Total Returns
	6 months	1 year	5 years	10 years	Since inception
Without Sales Charges
Class A	12.85%	37.57%	N/A	N/A	43.65%
Class C	12.38%	36.57%	-4.67%	-1.83%	5.56%
Class R	12.67%	37.18%	N/A	N/A	-11.19%
Class FI1	12.85%	37.71%	-3.96%	N/A	-3.79%
Class I1	13.01%	38.04%	-3.66%	N/A	-3.76%
S&P 500 Index	15.66%	38.84%	2.63%	-0.19%	7.76%
Lipper Large-Cap Growth Funds Category Averageiii	14.71%	34.87%	3.37%	-2.51%	6.46%
With Sales Charges
Class A	6.33%	29.66%	N/A	N/A	36.90%
Class C	11.38%	35.57%	-4.67%	-1.83%	5.56%
Class R	12.67%	37.18%	N/A	N/A	-11.19%
Class FI1	12.85%	37.71%	-3.96%	N/A	-3.79%
Class I1	13.01%	38.04%	-3.66%	N/A	-3.76%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect compensating balance agreements, expense reimbursements and/or fee waivers, without which the performance would have been lower.

For performance data including the effects of sales charges, Class A shares reflect the deduction of a maximum initial sales charge of 5.75%, and Class C shares reflect the deduction of a contingent deferred sales charge of 1.00%, which applies if shares are redeemed within one year of purchase.

The inception dates of Class A, C, R, FI and I shares are February 3, 2009, April 17, 1995, December 28, 2006, January 29, 2004 and March 4, 2004, respectively. The Index return is for the period beginning April 17, 1995. The Lipper return is for the period beginning April 30, 1995. All Index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

As of the Fund’s most current prospectus dated February 26, 2010, the gross total operating expense ratios for Class A, Class C, Class R, Class FI and Class I shares were 1.20%, 1.92%, 1.71%, 1.18% and 0.85%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation agreement, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.15% for Class A shares, 1.90% for Class C shares, 1.40% for Class R shares, 1.15% for Class FI shares and 0.90% for Class I shares. This expense limitation agreement cannot be terminated prior to December 31, 2011 without the Board of Directors’ consent.

For the six months ended April 30, 2010, Class C shares of Legg Mason Capital Management Growth Trust, Inc., excluding sales charges, returned 12.38%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 15.66% over the same time frame. The Lipper Large-Cap Growth Funds Category Average returned 14.71% for the same period.

As of the end of the period, the Fund remained largely concentrated, with the top ten holdings accounting for over 40% of its total assets and roughly 75% of the assets invested in four sectors: Information Technology (“IT”), Health Care, Consumer Staples and Financials. The Fund was overweight the IT, Health Care and Consumer Staples sectors.

On an absolute basis, the Fund had positive total returns in seven of the eight sectors in which the Fund had exposure over the six-month period, with the greatest contributions coming from the Financials, Consumer Discretionary, Health Care and Industrials sectors.

On a relative basis, the Fund underperformed its benchmark for the period due to security selection decisions and the interaction of our security selection and sector allocation choices. Security selections in the Energy, Industrials, Consumer Discretionary and Consumer Staples sectors were the most significant factors in our relative security selection underperformance. Selection decisions in the Financials and Health Care sectors offset somewhat.

Sector allocation had a positive impact on relative performance. The Fund’s overweight in IT, coupled with underweights in Energy, Telecommunication Services and Utilities, were the greatest contributors to relative performance. Underweights in Consumer Discretionary, Financials and Industrials, and overweights in Health Care and Materials somewhat offset sector allocation gains.

[1]	Prior to October 5, 2009, Class FI and Class I were known as the Financial Intermediary Class and the Institutional Class, respectively.

The Investment Commentary is not a part of the Semi-Annual Report.

IV	Legg Mason Capital Management Growth Trust, Inc.

Investment commentary (cont’d)

Significant contributors

American Express Co. continued its strong 2009 performance through the end of April 2010. The stock began the period positively after reporting above-consensus third quarter earnings, although those results were weakened by a recession-driven drop in consumer spending. The company demonstrated further improvement in its credit card portfolio in November and December 2009 when it reported continued declines in delinquencies and charge-off rates. Along these same lines, American Express is one of a handful of financial companies to repay the U.S. Treasury’s Troubled Asset Relief Program (“TARP”) investment, underscoring its strong capital position. We believe management’s massive marketing investments over the last two to three quarters will yield solid revenue growth for the remainder of 2010. The combination of this, credit leverage and other operating leverage should continue to drive estimates and the stock higher, as we believe both Street expectations and market-implied expectations are too low.

AFLAC Inc. shares handily outperformed the broader market during the period as the supplemental insurance company reported continued improvement in the two areas where investors are especially focused: capital position and sales trends. AFLAC quelled capital concerns by showing 41% sequential declines in net unrealized losses and reporting a seventy basis point jump in its risk-based capital ratios in the fourth quarter of 2009. As for sales, AFLAC reported a surprise increase in revenue from its Japanese operations in the first quarter of 2010, reflecting strong adoption of new medical and life products in the country. Investors had overly discounted the impact of credit losses in AFLAC’s portfolio, particularly its hybrid securities investments. The market also underestimated the impact of a stronger yen on AFLAC’s statutory capital adequacy ratio, which remains well above levels required for its “AA” credit rating. We believe AFLAC’s shares still have room to run, as the company has yet to reach its full earnings potential and the threat of its investment losses wanes.

Significant detractors

QUALCOMM Inc. shares dove during the period after the company guided to weaker-than-expected sales for its second fiscal quarter due to lower-than-expected average selling prices (“ASPs”) for mobile handsets. The lower ASPs pressured the company’s royalty business, which is based on a percentage of selling price. Moreover, because QUALCOMM held up better than most IT companies in the economic downturn, it subsequently did not have as sharp a rebound off the bottom. We believe the stock remains attractive due to low embedded growth expectations, its leverage to increasing third generation (“3G”) wireless adoption, and steady cash generation that will drive increased share buybacks.

Positive fundamentals in the natural gas markets were initially a boon to Chesapeake Energy’s shares, but when gas prices started to fall in early 2010, so too did Chesapeake’s stock price. Natural gas rose nearly 50% in the final nine months of 2009 before falling more than 30% in the first quarter of 2010. While Chesapeake is forecasting stronger gas prices next year, the decline in prices and rise in rig count led many investors to fear that natural gas will be in oversupply like last spring and summer. Although Chesapeake’s shale assets and operational expertise position it to benefit from any improvements in natural gas fundamentals, as we enter the seasonally weak period for gas prices with production still high, the backdrop for gas prices is negative. As a result, the portfolio recently exited the position in favor of better opportunities in the Energy sector.

Shares of Nokia OYJ (ADR) staged a comeback during the first quarter of 2010 but it wasn’t enough to overcome the stock’s sluggish performance at the end of 2009. The handset manufacturer suffered a mixed fourth quarter, reporting steep declines in gross margins and eroding market share in the hot smartphone segment. Even though cost reductions and product development were bright spots, investors were not convinced and sent shares lower. The firm rebounded in the subsequent quarter, beating estimates handily for the first time in several quarters. In our view, management appears to be doing the right things to improve its smartphone portfolio, narrowing its focus to help improve time to market and application development. The company has new versions of its Symbian operating system slated for later this year. As smartphones continue their push into the mainstream, Nokia is well-positioned to capitalize on this given its strong brand recognition and customer relationship across most of the globe. Further, its leverage to emerging market growth and its potential for margin improvement underscore the longer-term investment case for the stock.

The Investment Commentary is not a part of the Semi-Annual Report.

Legg Mason Capital Management Growth Trust, Inc.	V

Market outlook

Despite generating a positive absolute return, the Fund underperformed its benchmark during the six-month period ended April 30, 2010. While we are never pleased with such a result, we understand the reasons for it and remain confident that the Fund is very well positioned going forward. Most simply, for the period, smaller-capitalization, lower-quality stocks (which we do not own) performed better than larger-capitalization, higher-quality stocks (which we do own).

As you may remember, at the end of 2008, we positioned the Fund toward high-quality, larger-capitalization growth companies. We did so because these stocks were selling at very low prices relative to our calculation of their intrinsic value. We concluded we could generate attractive returns for our shareholders while taking comparatively little economic risk.

Even though we lost some ground for the six-month period, we are going to stay the course. On a price-to-earnings (“P/E”)iv basis, the market is valuing high- and low-quality stocks the same. Yet, overall, high-quality stocks have higher returns on equity, higher sales and higher earnings growth estimates than low-quality stocks. We bought high-quality growth companies at a discount a year ago and have been rewarded. From here, we believe the Fund is well positioned to continue to generate attractive returns for shareholders.

IT remains the largest sector commitment in the Fund. Although technology stocks have lagged the broader market recently, we generated positive relative performance in Cisco Systems Inc., Apple Inc. and Autodesk Inc. One of our biggest detractors was QUALCOMM, which by any definition is one of the highest-quality IT stocks in the market. QUALCOMM’s earnings announcement in the fourth quarter disappointed investors, who reflexively sold the stock rather than pausing to consider the company’s longer-term secular advantages. That was a mistake. One quarter later, QUALCOMM had reaffirmed its economic outlook for the year and retraced much of the decline it recently endured.

Over the past year, we have increased our weights in the Consumer Staples and Health Care sectors. Based on free cash flow yield, we believe these two sectors are extremely attractive. PepsiCo Inc. and Procter & Gamble Co., both high-quality multinational consumer stocks, have performed well recently. In the Health Care space, we believe Stryker Corp. and Genzyme Corp., along with Medtronic Inc. and Allergan Inc., represent exceptional value. These companies possess highly predictable growth of sales and earnings over the next several years despite the vagaries of the economy.

As always, we appreciate your continued support. If you have any questions, please do not hesitate to contact us.

Sincerely,

Robert G. Hagstrom, CFA

May 18, 2010

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. As a non-diversified fund, it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. The Fund may focus its investments in certain regions or industries, increasing its vulnerability to market volatility. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. Please see the Fund’s prospectus for more information on these and other risks.

Portfolio holdings and breakdowns are as of April 30, 2010 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: PepsiCo Inc. (4.8%), Cisco Systems Inc. (4.4%), QUALCOMM Inc. (4.4%), Procter & Gamble Co. (4.4%), American Express Co. (4.2%), Genzyme Corp. (4.1%), Microsoft Corp. (4.1%), EMC Corp. (4.1%), Medtronic Inc. (3.9%) and Apple Inc. (3.9%). Please refer to pages 4 through 5 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of April 30, 2010 were: Information Technology (36.0%), Health Care (15.7%), Consumer Staples (14.2%), Financials (9.2%) and Industrials (8.7%). The Fund’s portfolio composition is subject to change at any time.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions. These views are not

The Investment Commentary is not a part of the Semi-Annual Report.

VI	Legg Mason Capital Management Growth Trust, Inc.

Investment commentary (cont’d)

intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein has been prepared from sources believed to be reliable, but cannot be guaranteed. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. The Lipper Large-Cap Growth Funds Category Average is comprised of the Fund’s peer group of mutual funds.

iv	The price-to-earnings (“P/E”) ratio is a stock’s price divided by its earnings per share.

The Investment Commentary is not a part of the Semi-Annual Report.

April 30, 2010

Semi-Annual Report

Legg Mason Capital Management

Growth Trust, Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Capital Management Growth Trust, Inc. 2010 Semi-Annual Report	1

Letter to our shareholders

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Capital Management Growth Trust, Inc. for the six-month reporting period ended April 30, 2010.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Mark R. Fetting Chairman	David R. Odenath President

May 28, 2010

2	Legg Mason Capital Management Growth Trust, Inc. 2010 Semi-Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2010 and October 31, 2009. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Capital Management Growth Trust, Inc. 2010 Semi-Annual Report	3

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2009 and held for the six months ended April 30, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on actual total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	12.85%	$1,000.00	$1,128.50	1.15%	$6.07
Class C	12.38	1,000.00	1,123.80	1.90	10.01
Class R	12.67	1,000.00	1,126.70	1.40	7.38
Class FI	12.85	1,000.00	1,128.50	1.14	6.02
Class I	13.01	1,000.00	1,130.10	0.84	4.44

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on hypothetical total return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,019.09	1.15%	$5.76
Class C	5.00	1,000.00	1,015.37	1.90	9.49
Class R	5.00	1,000.00	1,017.85	1.40	7.00
Class FI	5.00	1,000.00	1,019.14	1.14	5.71
Class I	5.00	1,000.00	1,020.63	0.84	4.21
[1]	For the six months ended April 30, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable initial sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance agreements, fee waivers and/or expense reimbursements. In the absence of compensating balance agreements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance agreements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

4	Legg Mason Capital Management Growth Trust, Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited)

April 30, 2010

Legg Mason Capital Management Growth Trust, Inc.

Security	Shares	Value
Common Stocks — 98.9%
Consumer Discretionary — 7.0%
Hotels, Restaurants & Leisure — 2.2%
McDonald’s Corp.	55,100	$3,889,509
Yum! Brands Inc.	57,650	2,445,513
Total Hotels, Restaurants & Leisure		6,335,022
Internet & Catalog Retail — 2.9%
Amazon.com Inc.	60,000	8,223,600	*
Textiles, Apparel & Luxury Goods — 1.9%
NIKE Inc., Class B Shares	70,000	5,313,700
Total Consumer Discretionary		19,872,322
Consumer Staples — 14.2%
Beverages — 7.9%
Diageo PLC, ADR	129,100	8,796,874
PepsiCo Inc.	210,000	13,696,200
Total Beverages		22,493,074
Food & Staples Retailing — 1.9%
Costco Wholesale Corp.	90,900	5,370,372
Household Products — 4.4%
Procter & Gamble Co.	200,000	12,432,000
Total Consumer Staples		40,295,446
Energy — 3.9%
Energy Equipment & Services — 3.9%
Halliburton Co.	196,100	6,010,465
Transocean Ltd.	71,700	5,194,665	*
Total Energy		11,205,130
Financials — 9.2%
Commercial Banks — 2.6%
Wells Fargo & Co.	225,000	7,449,750
Consumer Finance — 4.2%
American Express Co.	260,000	11,991,200
Insurance — 2.4%
AFLAC Inc.	70,000	3,567,200
Prudential Financial Inc.	50,000	3,178,000
Total Insurance		6,745,200
Total Financials		26,186,150
Health Care — 15.7%
Biotechnology — 4.1%
Genzyme Corp.	219,400	11,680,856	*
Health Care Equipment & Supplies — 7.2%
Medtronic Inc.	253,500	11,075,415
Stryker Corp.	166,396	9,557,786
Total Health Care Equipment & Supplies		20,633,201
Pharmaceuticals — 4.4%
Allergan Inc.	166,900	10,629,861
Johnson & Johnson	28,200	1,813,260
Total Pharmaceuticals		12,443,121
Total Health Care		44,757,178

See Notes to Financial Statements.

Legg Mason Capital Management Growth Trust, Inc. 2010 Semi-Annual Report	5

Legg Mason Capital Management Growth Trust, Inc.

Security	Shares	Value
Industrials — 8.7%
Aerospace & Defense — 2.0%
Goodrich Corp.	76,500	$5,674,770
Air Freight & Logistics — 2.4%
Expeditors International of Washington Inc.	165,000	6,722,100
Construction & Engineering — 2.3%
Quanta Services Inc.	320,000	6,441,600	*
Industrial Conglomerates — 2.0%
United Technologies Corp.	76,500	5,733,675
Total Industrials		24,572,145
Information Technology — 36.0%
Communications Equipment — 10.6%
Cisco Systems Inc.	468,200	12,603,944	*
Nokia OYJ, ADR	400,000	4,864,000	*
QUALCOMM Inc.	325,000	12,590,500
Total Communications Equipment		30,058,444
Computers & Peripherals — 7.9%
Apple Inc.	42,100	10,993,152	*
EMC Corp.	610,000	11,596,100	*
Total Computers & Peripherals		22,589,252
Internet Software & Services — 4.3%
Google Inc., Class A Shares	9,600	5,044,224	*
Rackspace Hosting Inc.	401,700	7,210,515	*
Total Internet Software & Services		12,254,739
IT Services — 2.9%
Paychex Inc.	267,800	8,194,680
Software — 10.3%
Autodesk Inc.	185,000	6,291,850	*
Microsoft Corp.	382,100	11,669,334
Nuance Communications Inc.	319,700	5,840,919	*
Red Hat Inc.	180,000	5,376,600	*
Total Software		29,178,703
Total Information Technology		102,275,818
Materials — 4.2%
Chemicals — 4.2%
Monsanto Co.	90,000	5,675,400
Nalco Holding Co.	253,000	6,256,690
Total Materials		11,932,090
Total Investments — 98.9% (Cost — $214,919,406#)		281,096,279
Other Assets in Excess of Liabilities — 1.1%		3,255,619
Total Net Assets — 100.0%		$284,351,898

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

6	Legg Mason Capital Management Growth Trust, Inc. 2010 Semi-Annual Report

Statement of assets and liabilities (unaudited)

April 30, 2010

Assets:
Investments, at value (Cost — $214,919,406)	$281,096,279
Cash	213,430
Receivable for securities sold	19,017,536
Dividends receivable	232,029
Receivable for Fund shares sold	216,920
Total Assets	300,776,194

Liabilities:
Payable for securities purchased	15,460,262
Payable for Fund shares repurchased	507,228
Distribution fees payable	182,471
Investment management fee payable	159,999
Accrued expenses	114,336
Total Liabilities	16,424,296
Total Net Assets	$284,351,898

Net Assets:
Par value (Note 7)	$14,784
Paid-in capital in excess of par value	668,348,718
Accumulated net investment loss	(839,012)
Accumulated net realized loss on investments	(449,349,465)
Net unrealized appreciation on investments	66,176,873
Total Net Assets	$284,351,898

Shares Outstanding:
Class A	664,430
Class C	10,700,150
Class R	48,490
Class FI	1,941,838
Class I	1,428,627

Net Asset Value:
Class A (and redemption price)	$19.15
Class C*	$18.97
Class R (and redemption price)	$19.74
Class FI (and redemption price)	$19.94
Class I (and redemption price)	$20.32
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$20.32

*	Redemption price per share is NAV of Class C shares reduced by 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Capital Management Growth Trust, Inc. 2010 Semi-Annual Report	7

Statement of operations (unaudited)

For the Six Months Ended April 30, 2010

Investment Income:
Dividends	$1,717,335
Interest	197
Total Investment Income	1,717,532

Expenses:
Distribution fees (Notes 2 and 5)	1,102,911
Investment management fee (Note 2)	1,049,814
Transfer agent fees (Note 5)	146,233
Directors’ fees	41,294
Registration fees	39,732
Custody fees	24,809
Shareholder reports	20,075
Audit and tax	12,217
Legal fees	10,627
Miscellaneous expenses	15,163
Total Expenses	2,462,875
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(23,061)
Compensating balance agreements (Note 1)	(252)
Net Expenses	2,439,562
Net Investment Loss	(722,030)

Realized And Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain From Investment Transactions	17,128,745
Change in Net Unrealized Appreciation/Depreciation From Investment Transactions	19,553,628
Net Gain on Investments	36,682,373
Increase in Net Assets from Operations	$35,960,343

See Notes to Financial Statements.

8	Legg Mason Capital Management Growth Trust, Inc. 2010 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended April 30, 2010, (unaudited), the Period Ended October 31, 2009 and the Year Ended December 31, 2008	2010	2009†	2008

Operations:
Net investment loss	$(722,030)	$(253,449)	$(2,413,680)
Net realized gain (loss)	17,128,745	(24,259,608)	(392,203,655)
Change in net unrealized appreciation/depreciation	19,553,628	119,966,292	(303,824,839)
Increase (Decrease) in Net Assets From Operations	35,960,343	95,453,235	(698,442,174)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	11,598,117	39,933,770	235,424,153
Cost of shares repurchased	(60,654,073)	(190,821,595)	(438,279,933)
Decrease in Net Assets From Fund Share Transactions	(49,055,956)	(150,887,825)	(202,855,780)
Decrease in Net Assets	(13,095,613)	(55,434,590)	(901,297,954)

Net Assets:
Beginning of period	297,447,511	352,882,101	1,254,180,055
End of period*	$284,351,898	$297,447,511	$352,882,101
* Includes accumulated net investment loss of:	$(839,012)	$(116,982)	$(120,335)

†	For the period January 1, 2009 through October 31, 2009.

See Notes to Financial Statements.

Legg Mason Capital Management Growth Trust, Inc. 2010 Semi-Annual Report	9

Financial highlights

For a share of each class of capital stock outstanding throughout each period ended October 31, unless otherwise noted:
Class A Shares[1]	2010[2]		2009[3]

Net asset value, beginning of period	$ 16.97		$ 12.24

Income (loss) from operations:
Net investment income/(loss)	(0.00)	[4]	0.03
Net realized and unrealized gain	2.18		4.70
Total income from operations	2.18		4.73

Net asset value, end of period	$19.15		$16.97
Total return[5]	12.85%		38.64%

Net assets, end of period (000s)	$12,723		$11,910

Ratios to average net assets:
Gross expenses[6]	1.19%		1.16%
Net expenses[6,7,8]	1.15	[9]	1.13
Net investment income[6]	(0.00)	[9,10]	0.30

Portfolio turnover rate	32%		36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2010 (unaudited).

[3]	For the period February 3, 2009 (commencement of operations) to October 31, 2009.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance agreements, fee waivers and/or expense reimbursements. In the absence of compensating balance agreements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation agreement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 1.15% until December 31, 2011.

[9]	The impact was less than 0.01% as a result of compensating balance agreements.

[10]	Amount represents less than 0.01%.

See Notes to Financial Statements.

10	Legg Mason Capital Management Growth Trust, Inc. 2010 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each period ended October 31, unless otherwise noted:
Class C Shares[1]	2010[2,3]	2009[3,4]	2008[3,5]	2007[3,5]	2006[3,5]	2005[5]	2004[5]

Net asset value, beginning of period	$16.88	$12.85	$32.48	$30.78	$30.59	$30.15	$28.04

Income (loss) from operations:
Net investment loss	(0.07)	(0.05)	(0.16)	(0.30)	(0.25)	(0.27)	(0.32)
Net realized and unrealized gain (loss)	2.16	4.08	(19.47)	4.59	0.44	0.97	2.43
Total income (loss) from operations	2.09	4.03	(19.63)	4.29	0.19	0.70	2.11

Less distributions from:
Net realized gains	—	—	—	(2.59)	—	(0.26)	—
Total distributions	—	—	—	(2.59)	—	(0.26)	—

Net asset value, end of period	$18.97	$16.88	$12.85	$32.48	$30.78	$30.59	$30.15
Total return[6]	12.38%	31.36%	(60.44)%	14.00%	0.62%	2.33%	7.52%

Net assets, end of period (000s)	$202,937	$204,588	$204,523	$685,972	$576,549	$458,567	$384,040

Ratios to average net assets:
Gross expenses	1.91%[7]	1.88%[7]	1.84%	1.84%	1.86%	1.87%	1.87%
Net expenses[8]	1.90 [7,9,10]	1.88 [7]	1.84	1.84	1.86	1.87	1.87
Net investment loss	(0.75) [7,10]	(0.47) [7]	(0.67)	(0.90)	(0.87)	(1.08)	(1.18)

Portfolio turnover rate	32%	36%	104%	62%	31%	20%	34%

[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[2]	For the six months ended April 30, 2010 (unaudited).

[3]	Per share amounts have been calculated using the average shares method.

[4]	For the period January 1, 2009 through October 31, 2009.

[5]	For the year ended December 31.

[6]

Performance figures, exclusive of CDSCs, may reflect compensating balance agreements, fee waivers and/or expense reimbursements. In the absence of compensating balance agreements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]

As a result of an expense limitation agreement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.90% until December 31, 2011.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

Legg Mason Capital Management Growth Trust, Inc. 2010 Semi-Annual Report	11

For a share of each class of capital stock outstanding throughout each period ended October 31, unless otherwise noted:
Class R Shares[1]	2010[2]	2009[3]		2008[4]	2007[4]	2006[5]

Net asset value, beginning of period	$17.52	$13.29		$33.43	$31.49	$31.62

Income (loss) from operations:
Net investment income (loss)	(0.02)	(0.00)	[6]	(0.03)	(0.15)	0.00	[6]
Net realized and unrealized gain (loss)	2.24	4.23		(20.11)	4.68	(0.13)
Total income (loss) from operations	2.22	4.23		(20.14)	4.53	(0.13)

Less distributions from:
Net realized gains	—	—		—	(2.59)	—
Total distributions	—	—		—	(2.59)	—

Net asset value, end of period	$19.74	$17.52		$13.29	$33.43	$31.49
Total return[7]	12.67%	31.83%		(60.25)%	14.45%	(0.41)%

Net assets, end of period (000s)	$957	$963		$893	$512	$10

Ratios to average net assets:
Gross expenses	1.73%[8]	1.64%[8]		1.70%	6.56%	1.28%[8]
Net expenses[9]	1.40 [8,10,11]	1.39	[8,10]	1.40 [10]	1.40 [10]	1.28	[8]
Net investment income (loss)	(0.26) [8,11]	0.02	[8]	(0.12)	(0.45)	(1.14)	[8]

Portfolio turnover rate	32%	36%		104%	62%	31%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2010 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]	For the period December 28, 2006 (commencement of operations) to December 31, 2006.

[6]	Amount represents less than $0.01 per share.

[7]

Performance figures may reflect compensating balance agreements, fee waivers and/or expense reimbursements. In the absence of compensating balance agreements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]

As a result of an expense limitation agreement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class R shares will not exceed 1.40% until December 31, 2011.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	The impact was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

12	Legg Mason Capital Management Growth Trust, Inc. 2010 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each period ended October 31, unless otherwise noted:
Class FI Shares[1]	2010[2,3]		2009[3,4]	2008[3,5]	2007[3,5]	2006[3,5]	2005[5]	2004[6]

Net asset value, beginning of period	$17.67		$13.37	$33.54	$31.48	$31.06	$30.38	$27.59

Income (loss) from operations:
Net investment income (loss)	0.00	[7]	0.04	0.01	(0.05)	(0.04)	(0.07)	(0.01)
Net realized and unrealized gain (loss)	2.27		4.26	(20.18)	4.70	0.46	1.01	2.80
Total income (loss) from operations	2.27		4.30	(20.17)	4.65	0.42	0.94	2.79

Less distributions from:
Net realized gains	—		—	—	(2.59)	—	(0.26)	—
Total distributions	—		—	—	(2.59)	—	(0.26)	—

Net asset value, end of period	$19.94		$17.67	$13.37	$33.54	$31.48	$31.06	$30.38
Total return[8]	12.85%		32.16%	(60.14)%	14.84%	1.35%	3.10%	10.11%

Net assets, end of period (000s)	$38,712		$41,567	$106,362	$339,532	$240,778	$155,266	$9,599

Ratios to average net assets:
Gross expenses	1.19%[9]		1.08%[9]	1.12%	1.09%	1.13%	1.16%	1.11%[9]
Net expenses[10]	1.14	[9,11,12]	1.08 [9]	1.12	1.09	1.13	1.15 [11]	1.11 [9]
Net investment income (loss)	0.01	[9,12]	0.34 [9]	0.05	(0.15)	(0.14)	(0.39)	(0.07) [9]

Portfolio turnover rate	32%		36%	104%	62%	31%	20%	34%

[1]	On October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

[2]	For the six months ended April 30, 2010 (unaudited).

[3]	Per share amounts have been calculated using the average shares method.

[4]	For the period January 1, 2009 through October 31, 2009.

[5]	For the year ended December 31.

[6]	For the period January 29, 2004 (commencement of operations) to December 31, 2004.

[7]	Amount represents less than $0.01 per share.

[8]

Performance figures may reflect compensating balance agreements, fee waivers and/or expense reimbursements. In the absence of compensating balance agreements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]	Annualized.

[10]

As a result of an expense limitation agreement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class FI shares will not exceed 1.15% until December 31, 2011.

[11]	Reflects fee waivers and/or expense reimbursements.

[12]	The impact was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

Legg Mason Capital Management Growth Trust, Inc. 2010 Semi-Annual Report	13

For a share of each class of capital stock outstanding throughout each period ended October 31, unless otherwise noted:
Class I Shares[1]	2010[2,3]	2009[3,4]	2008[3,5]	2007[3,5]	2006[3,5]	2005[5]	2004[6]

Net asset value, beginning of period	$17.98	$13.57	$33.94	$31.73	$31.20	$30.42	$27.94

Income (loss) from operations:
Net investment income	0.03	0.07	0.09	0.06	0.06	—	0.02
Net realized and unrealized gain (loss)	2.31	4.34	(20.46)	4.74	0.47	1.04	2.46
Total income (loss) from operations	2.34	4.41	(20.37)	4.80	0.53	1.04	2.48

Less distributions from:
Net realized gains	—	—	—	(2.59)	—	(0.26)	—
Total distributions	—	—	—	(2.59)	—	(0.26)	—

Net asset value, end of period	$20.32	$17.98	$13.57	$33.94	$31.73	$31.20	$30.42
Total return[7]	13.01%	32.50%	(60.02)%	15.20%	1.70%	3.42%	8.88%

Net assets, end of period (000s)	$29,023	$38,420	$41,104	$228,164	$183,007	$117,343	$34,964

Ratios to average net assets:
Gross expenses	0.84%[8]	0.80%[8]	0.79%	0.77%	0.80%	0.83%	0.82%[8]
Net expenses[9]	0.84 [8,10]	0.80 [8]	0.79	0.77	0.80	0.83	0.82 [8]
Net investment income (loss)	0.29 [8,10]	0.61 [8]	0.36	0.17	0.19	(0.02)	0.42 [8]

Portfolio turnover rate	32%	36%	104%	62%	31%	20%	34%

[1]	On October 5, 2009, Institutional Class shares were renamed Class I shares.

[2]	For the six months ended April 30, 2010 (unaudited).

[3]	Per share amounts have been calculated using the average shares method.

[4]	For the period January 1, 2009 through October 31, 2009.

[5]	For the year ended December 31.

[6]	For the period March 4, 2004 (commencement of operations) to December 31, 2004.

[7]

Performance figures may reflect compensating balance agreements, fee waivers and/or expense reimbursements. In the absence of compensating balance agreements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]

As a result of an expense limitation agreement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.90% until December 31, 2011.

[10]	The impact was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

14	Legg Mason Capital Management Growth Trust, Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Capital Management Growth Trust, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, non-diversified investment company.

The Fund currently offers five classes of shares: Class A, Class C, Class R, Class FI and Class I. The income and expenses of the Fund are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution and/or service fees, which are charged only on Class A, Class C, Class R and Class FI shares. Transfer agent fees are charged separately for each class.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the issuance date of the financial statements.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the last quoted bid price provided by an independent pricing service that is based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$281,096,279	—	—	$281,096,279

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation

Legg Mason Capital Management Growth Trust, Inc. 2010 Semi-Annual Report	15

subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(f) Compensating balance agreements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(g) Commission recapture. The Fund has entered into a directed brokerage agreement with State Street Bank & Trust Company, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included in the realized gain/(loss) on investment transactions. During the six months ended April 30, 2010, the Fund did not receive any commission rebates.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of April 30, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

(j) Other. In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

16	Legg Mason Capital Management Growth Trust, Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

2. Investment management agreement and other transactions with affiliates

The Fund has an investment advisory and management agreement with Legg Mason Capital Management, Inc. (“LMCM”). Pursuant to the agreement, LMCM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of the Fund’s average daily net assets. The annual advisory fee rates for the Fund are provided in the chart below:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.620
Over $10 billion	0.590

Legg Mason Partners Fund Adviser, LLC (“LMPFA”) provides administrative and certain oversight services to the Fund. For LMPFA’s services to the Fund, LMCM (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. LMCM and LMPFA are wholly-owned subsidiaries and corporate affiliates of Legg Mason, Inc. (“Legg Mason”).

As a result of expense limitation agreement between the Fund and LMCM, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A, Class C, Class R, Class FI and Class I shares will not exceed 1.15%, 1.90%, 1.40%, 1.15% and 0.90%, respectively. This expense limitation agreement cannot be terminated prior to December 31, 2011 without the Board of Directors’ consent.

For the six months ended April 30, 2010, the Fund waived and/or reimbursed for expenses amounting to $23,061.

The manager is permitted to recapture amounts forgone or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in a class’ total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. Class C shares have a 1.00% contingent deferred sales charge (“CDSC”) which applies if shares are redeemed within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended April 30, 2010, LMIS and its affiliates received sales charges of approximately $200 on sales of the Fund’s Class A shares. In addition, for the six months ended April 30, 2010, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class C
CDSCs	$0	*	$5,000

*	Amount represents less than $1,000.

Under a Deferred Compensation Plan (the “Plan”), Directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Directors of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

Legg Mason Capital Management Growth Trust, Inc. 2010 Semi-Annual Report	17

3. Investments

During the six months ended April 30, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$94,337,823
Sales	145,123,365

At April 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$69,295,185
Gross unrealized depreciation	(3,118,312)
Net unrealized appreciation	$66,176,873

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended April 30, 2010, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted Rule 12b-1 distribution plans and under the plans the Fund pays a service fee with respect to its Class A, Class C, Class R and Class FI shares calculated at the annual rate of 0.25%, 0.25%, 0.25% and 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C, Class R and Class FI shares calculated at the annual rate of 0.75%, 0.25% and 0.10% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly. The Rule 12b-1 plans for Class R and Class FI of the Fund provide for payments of distribution and service fees to LMIS at an annual rate of 0.75% and 0.40% of each class’s average daily net assets, respectively, subject to the authority of the Board of Directors to set a lower amount. The Board of Directors of the Fund has currently approved payments under the plan of 0.50% and 0.25% of the average daily net assets of Class R and Class FI, respectively.

For the six months ended April 30, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$15,773	$8,304
Class C	1,033,832	102,841
Class R	2,391	2,034
Class FI	50,915	26,051
Class I	—	7,003
Total	$1,102,911	$146,233

For the six months ended April 30, 2010, fee waivers and/or expense reimbursements by class were as follows:

Waivers/ Reimbursements
Class A	$2,595
Class C	9,003
Class R	1,593
Class FI	9,870
Class I	—
Total	$23,061

18	Legg Mason Capital Management Growth Trust, Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

6. Line of credit

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement matures on March 3, 2011. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the period ended April 30, 2010.

7. Shares of beneficial interest

At April 30, 2010, there were 100,000,000 shares authorized at $.001 par value for each of the Class A, Class C, Class FI and Class I and 500,000,000 shares authorized at $.001 par value for Class R shares of the Fund.

Share transactions were as follows:

	Six Months Ended April 30, 2010		Period Ended October 31, 2009†				Year Ended December 31, 2008
	Shares	Amount	Shares		Amount		Shares	Amount

Class A
Shares sold	18,383	$341,611	868,865	*	$10,807,813	*	—	—
Shares repurchased	(55,591)	(1,038,972)	(167,227)	*	(2,266,256)	*	—	—
Net increase (decrease)	(37,208)	$(697,361)	701,638	*	$8,541,557	*	—	—

Class C1
Shares sold	287,560	$5,285,374	780,695		$10,626,881		4,587,677	$115,988,474
Shares repurchased	(1,710,958)	(31,250,042)	(4,567,585)		(61,564,101)		(9,798,413)	(223,160,048)
Net decrease	(1,423,398)	$(25,964,668)	(3,768,890)		$(50,937,220)		(5,210,736)	$(107,171,574)

Class R
Shares sold	2,042	$38,594	8,476		$121,757		78,947	$2,261,261
Shares repurchased	(8,497)	(162,269)	(20,727)		(308,962)		(27,055)	(645,305)
Net increase (decrease)	(6,455)	$(123,675)	(12,251)		$(187,205)		51,892	$1,615,956

Class FI2
Shares sold	95,428	$1,831,937	885,099		$12,666,561		2,019,478	$50,104,302
Shares repurchased	(505,854)	(9,683,226)	(6,487,225)		(109,217,191)		(4,187,791)	(100,815,141)
Net decrease	(410,426)	$(7,851,289)	(5,602,126)		$(96,550,630)		(2,168,313)	$(50,710,839)

Class I2
Shares sold	208,849	$4,100,601	378,351		$5,710,758		2,318,441	$67,070,116
Shares repurchased	(917,029)	(18,519,564)	(1,269,513)		(17,465,085)		(6,012,372)	(113,659,439)
Net decrease	(708,180)	$(14,418,963)	(891,162)		$(11,754,327)		(3,693,931)	$(46,589,323)

†	For the period January 1, 2009 through October 31, 2009.

*	For the period February 3, 2009 (commencement of operations) to October 31, 2009.

[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[2]	On October 5, 2009, Financial Intermediary Class and Institutional Class shares were renamed Class FI and Class I shares, respectively.

8. Capital loss carryforward

As of October 31, 2009, the Fund had a net capital loss carryforward of $464,490,340, of which $293,785,850 expires in 2016 and $170,704,490 expires in 2017. These amounts will be available to offset any future taxable capital gains.

Legg Mason Capital Management Growth Trust, Inc.	19

Board approval of investment advisory and management agreement (unaudited)

At its November 2009 meeting, the Fund’s Board of Directors (the “Board”) approved the continuation of the investment advisory and management agreement (the “Agreement”) with Legg Mason Capital Management, Inc. (the “Adviser”). The directors who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), met on October 14, 2009, with the assistance of their independent legal counsel and their contract review consultant, to review and evaluate the materials provided by the Adviser to assist the Board, and in particular the Independent Directors, in considering renewal of the Agreement. At such October meeting the Independent Directors received presentations from the Adviser, as well as a memorandum from their independent legal counsel and materials from the contract review consultant. In follow up to that meeting, the Adviser provided supplemental materials as requested. The Independent Directors further discussed renewal of the Agreement in executive sessions of the Independent Directors held on November 5 and 6, 2009.

In voting to approve continuance of the Agreement, the Board, including the Independent Directors, considered whether continuance of the Agreement would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Agreement. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of the Agreement are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve continuance of the Agreement.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Adviser under the Agreement. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by an affiliate of the Adviser. The Board noted information received at regular meetings throughout the year related to the services rendered by the Adviser. The Board’s evaluation of the services provided by the Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management by the Adviser.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s Officers and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Adviser and the Adviser’s affiliates, the financial resources available through the Adviser’s parent organization, Legg Mason, Inc.

The Board also considered the Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Lipper data also included a comparison of the Fund’s performance to a benchmark index selected by Lipper. The Board also received from the contract review consultant analysis of the risk adjusted performance of the Fund compared with its corresponding Lipper benchmark index. The Board also reviewed performance information for the Fund showing rolling returns based upon trailing performance. In addition, the Directors noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark index.

The Board noted that as of June 30, 2009 this Fund’s underperformance resulted in fifth quintile 1, 3 and 5 year performance rankings. However, the Board also considered more recent favorable performance. The Board also concluded that the Adviser has capable personnel and adequate resources and that the Adviser was employing an investment methodology that appeared to be fundamentally sound. The Board noted that the Adviser’s investment style is relatively more volatile and was disproportionately negatively impacted by the extreme market and credit conditions in 2008 and 2009. The Board further considered the

20	Legg Mason Capital Management Growth Trust, Inc.

Board approval of investment advisory and management agreement (unaudited) (cont’d)

Adviser’s commitment to, and past history of, continual improvement and enhancement of its investment process, including steps recently taken by the Adviser to improve performance and risk awareness. As a result, the Board concluded that it was in the best interest of the Fund to approve renewal of the Agreement.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Adviser in light of the nature, extent and quality of the services provided by the Adviser.

The Board also reviewed information regarding the fees the Adviser charged any of its U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Adviser reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Adviser, which, among other things, set out the range of fees based on asset classes. In addition, the Adviser provided and discussed with the Board a comparison with the fees of other registered investment companies managed by affiliated advisers in the same investment style. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Lipper as comparable to the Fund and a broader universe of funds also selected by Lipper. With respect to the Fund, the Board noted that Contractual Management Fees were competitive (second quintile) and that actual expenses were lower than the Lipper expense group and expense universe averages.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2009, which corresponds to Legg Mason’s most recently completed fiscal year. The Directors considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that as a result of market conditions and net redemptions, the Fund complex had suffered a substantial decline in assets over its historic highs. Given the asset size of the Fund and the complex and the currently existing breakpoints, the Board concluded that any economies of scale currently being realized were appropriately being reflected in the Management Fee paid by the Fund.

The Board considered other benefits received by the Adviser and its affiliates, as a result of the Adviser’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided regarding intermediary arrangements.

In light of the structure of the fees, the costs of providing investment advisory and other services to the Fund, the Adviser’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of the Agreement is in the best interest of the Fund.

Legg Mason Capital Management

Growth Trust, Inc.

Board of directors

Mark R. Fetting Chairman

David R. Odenath President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager/adviser

Legg Mason Capital Management, Inc.

Baltimore, MD

Custodian

State Street Bank & Trust Company

Transfer and shareholder servicing agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Counsel

K&L Gates LLP

Washington, DC

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Capital Management Growth Trust, Inc.

Legg Mason Capital Management Growth Trust, Inc.

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Capital Management Growth Trust, Inc. This report is not authorized for distribution to prospective investors in the Legg Mason Capital Management Growth Trust, Inc. unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eighth-largest money manager in the world, according to Pensions & Investments, May 31, 2010, based on 12/31/09 worldwide institutional assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMF-222/S (6/10) SR10-1116

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Assistant Secretary at 100 International Drive, 7th Floor, Baltimore, Maryland 21202, Attn.: Fund Assistant Secretary.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

(This Exhibit should not be filed with the N-CSRS. It is not required in semi-annual report filings.)

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(a) (3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Capital Management Growth Trust, Inc.

By:	/S/ DAVID R. ODENATH
(David R. Odenath) President and Director of Legg Mason Capital Management Growth Trust, Inc.

Date: July 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ DAVID R. ODENATH
(David R. Odenath) President and Director of Legg Mason Capital Management Growth Trust, Inc.

Date: July 2, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak) Chief Financial Officer of Legg Mason Capital Management Growth Trust, Inc.

Date: July 2, 2010